UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

TRADEUP ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40608	86-1314502
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

437 Madison Avenue, 27th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(732) 910-9692

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Warrant	UPTDU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	UPTD	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	UPTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging  growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Supplement to the Definitive Proxy Statement

On June 16, 2023, TradeUP Acquisition Corp. (the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders in lieu of the 2023 annual meeting of stockholders to be held on July 17, 2023 (the “Extension Meeting”) to consider and vote on, among other proposals, a proposal to amend its amended and restated certificate of incorporation (the “Charter”) to extend the date before which the Company must complete a business combination from July 19, 2023 to July 14, 2024 or such earlier date as determined by the board of directors of the Company (such proposal, the “Extension Proposal”).

Liquidation of investment held in the Trust Account into cash held in the Trust Account

In order to mitigate the potential risks of being deemed to have been operating as an unregistered investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Company has determined to instruct Wilmington Trust, National Association, the trustee with respect to the trust account of the Company (the "Trust Account“), to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account on July 14, 2023 and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. Following such liquidation, the Company will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its public stockholders would receive upon any redemption or liquidation of the Company.

Effectiveness of the Proxy Statement/Prospectus in Connection with the Business Combination

On September 30, 2022, the Company, Estrella Biopharma, Inc. (“Estrella”), a preclinical-stage biopharmaceutical company focusing on cancer therapeutics, and Tradeup Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company entered into a definitive business combination agreement (the “Business Combination Agreement”) (such transactions contemplated thereby, the “Business Combination”). On July 11, 2023, the proxy statement/prospectus (File No. 333- 267918) in connection with the Business Combination (the “Proxy Statement/Prospectus”) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) was declared effective. The mailing of the Proxy Statement/Prospectus to the Company’s stockholders as of June 13, 2023 was commenced on July 11, 2023.

Redemption Price Related to the Extension Meeting

The Board of Directors of the Company has fixed the close of business on June 13, 2023 (the “Record Date”) as the date for determining the stockholders entitled to receive notice of and vote at the Extension Meeting. The deadline for public stockholders to deliver redemption requests in connection with the Extension Proposal is July 13, 2023 (two business days before the Extension Meeting). The Company estimates, based on the value of Trust Account as of the Record Date, the redemption price will be approximately $10.51 pe share, given effect of withdrawal of tax payables and subject to the actual value of the Trust Account at the time of the redemption. However, if the Extension Proposal is approved by the Company’s stockholders, for each public share that is not redeemed by public stockholders in connection with the Extension Proposal, for each monthly period beyond July 19, 2023, the Company will deposit $0.05 per share per month in the Trust Account. Public stockholders have been provided an opportunity to redeem their public shares in connection with the Business Combination and submit their redemption request by July 27, 2023 (two business days before the Special Meeting). The parties expect to consummate the Business Combination following the receipt of stockholder approval of the Business Combination, in which case, for public shares that are not redeemed in connection with the Extension Proposal, they may be redeemed at the per-share price that is expected to be approximately $0.05 higher in connection with the Business Combination, subject to the actual value of the Trust Account at the time of the redemption.

Press Release

On July 12, 2023, the Company issued the press release, announcing, among other things, (i) the liquidation of the Trust Account, and (ii) the effectiveness of the proxy statement/prospectus in connection with the Business Combination. The material attached as Exhibit 99.1 is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Extension Proposal, the Extension Meeting and the special meeting of stockholders in connection with the Business Combination. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On June 16, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extension Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Extension Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated July 12, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Acquisition Corp.

	By:	/s/ Weiguang Yang
	Name:	Weiguang Yang
	Title:	Co-Chief Executive Officer

Date: July 12, 2023

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